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                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) December 29, 2000

                               Allin Corporation
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                    0-21395                      25-1795265
      ------------------------         ---------------------------------
      (Commission File Number)         (IRS Employer Identification No.)

        381 Mansfield Avenue
             Suite 400
           Pittsburgh, PA                           15220
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(Address of Principal Executive Offices)         (Zip Code)

                                (412) 928-8800
              --------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.     OTHER EVENTS

     Issuance of Series G Preferred Stock and Series G Warrants. On December 29,
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2000, following stockholder approval at a special meeting of stockholders, Allin
Corporation issued 150 shares of its Series G Convertible Redeemable Preferred Stock and related Series G Warrants to purchase 857,138 shares of Allin's common stock for the aggregate purchase price of $1,500,000. The shares of Series G Preferred were issued as follows: Richard W. Talarico, a director and executive officer of Allin - ten shares; William C. Kavan, a director of Allin - ten shares; Dean C. Praskach, an executive officer of Allin- two shares; and Henry Posner, Jr., Thomas D. Wright, Thomas D. Wright, Jr., Melissa Wright Dailey and Steven B. Wright, stockholders of Allin - 113 shares, ten shares, two shares, two shares and one share, respectively.

     The Series G Preferred Stock. The Series G Preferred Stock has a
     ----------------------------
liquidation value of $10,000 per share. The holders of Series G Preferred Stock are entitled to receive, when and as declared by Allin's Board of Directors, cumulative quarterly cash dividends on each share at the rate of eight percent of the liquidation value thereof per annum, from and including the date of issuance to and including the earlier of the date of payment in redemption, the date of conversion into common stock or December 29, 2005. The dividend rate on each share will increase to 12% of the liquidation value thereof from and after December 29, 2005 to and including the earlier of the date of payment in redemption or the date of conversion into common stock. Such dividends, to the extent declared by the Board of Directors, will be payable quarterly in arrears. There is no mandatory redemption date for the Series G Preferred Stock, although Allin may redeem shares of Series G Preferred Stock after December 29, 2005. The redemption price for each share of Series G Preferred Stock will be the liquidation value of such share, plus an amount that would result in an aggregate 25% compounded annual return on such liquidation value to the date of redemption after giving effect to all dividends paid on such share through the date of redemption. There are no sinking fund provisions applicable to the Series G Preferred Stock.

     The Series G Preferred Stock is senior in right of payment and on liquidation to the common stock and Allin's other series of outstanding preferred stock other than Allin's Series F Convertible Redeemable Preferred Stock. The Series G Preferred Stock will rank junior to the Series F Preferred Stock. Allin may not declare or pay cash dividends on, make any other distribution on, redeem, purchase or otherwise acquire for value, any junior securities unless all dividends on the Series G Preferred Stock are paid and current or have been declared and a sum sufficient for the payment thereof has been set aside by Allin. The liquidation preference of the Series G Preferred Stock is $10,000 per share plus accrued and unpaid dividends, if any.

     The holders of Series G Preferred Stock are entitled to vote with the holders of common stock together as a single class on all matters submitted for a vote of the holders of common stock that do not require a separate class vote of the holders of common stock under Allin' Certificate of Incorporation or applicable law, regulations or rules of The Nasdaq Stock Market. The actual percentage of the overall vote attributable to the holders of the Series G Preferred Stock is based on the relationship of the aggregate $1,500,000 purchase price for the Series G Preferred Stock to the greater of the actual book value or market value of Allin on the issue date. Based on an estimated book value of Allin as of December 29, 2000, the holders of the Series G Preferred Stock would be entitled to approximately 9.3% of the total vote, which would translate into 712,800 votes (4,752 votes per share) when allocated among the holders of the Series G Preferred Stock. The actual voting percentage and votes per share will be determined when the actual book value of Allin at December 29, 2000 has been determined. In the event that the number of shares of outstanding common stock is changed by any stock dividend, stock split or combination of shares at any time shares of Series G Preferred Stock are outstanding, the number of votes per outstanding share of Series G Preferred Stock will
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be proportionately adjusted.  Any such adjustment will not result in an increase in the percentage vote of the holders of the outstanding Series G Preferred Stock.

     In addition, the consent of the holders of at least a majority of the outstanding shares of Series G Preferred Stock, voting as a class, will be required for any amendment to Allin's Certificate of Incorporation or the Certificate of Designation relating to the Series G Preferred Stock and with respect to any other actions, if such amendment or action would adversely affect the rights and preferences of the Series G Preferred Stock set forth in the Certificate of Designation relating to the Series G Preferred Stock. In addition, holders of the Series G Preferred Stock will have any voting rights afforded by Delaware law.

     Each holder of the Series G Preferred Stock has the right to convert all or a portion of his shares of Series G Preferred Stock into common stock at any time and from time to time prior to the redemption date. The conversion prices will be as follows:

 .    Until and including December 29, 2001, each share of Series G Preferred
     Stock held by each holder may be converted into the number of shares of common stock determined by dividing 10,000 by the lesser of (i) $1.75, (ii) $1.16348 (85% of the average closing price of the Common Stock as reported by Nasdaq over the last five trading days prior to December 29, 2001) or
     (iii) 85% of the average closing price of the common stock as reported by Nasdaq over the last five trading days prior to the date of the conversion.

 .    After December 29, 2001, each share of Series G Preferred Stock held by each holder may be converted into the number of shares of common stock determined by dividing 10,000 by the lesser of (i) $1.75, (ii) $1.16348 (85% of the average closing price of the common stock as reported by Nasdaq over the last five trading days prior to December 29, 2000) or (iii) 85% of the average closing price of the common stock as reported by Nasdaq over the last five trading days prior to December 29,2001.

In any event, the minimum conversion price used as a denominator in the foregoing calculations will be $.35.

     Holders of the Series G Preferred Stock who exercise the foregoing conversion right will have the right to receive any accrued and unpaid dividends through the date of conversion. No fractional shares of common stock will be issued; instead a cash payment will be made in lieu of the issuance of any fractional shares of common stock. Any shares of Series G Preferred Stock which are not converted to common stock will remain outstanding until so converted or until redeemed.

     Assuming no change in the capitalization of Allin, the maximum number of shares of common stock that may be issued upon conversion of the Series G Preferred Stock is 4,285,710 shares, which shares would represent approximately 38.1% of the shares of common stock outstanding following the issuance. The value of any shares of common stock actually issued, if any, will depend on the market value of the shares on the date of issuance.

     If Allin does issue shares of common stock upon conversion of the Series G Preferred Stock, the holders of such shares will have certain rights to require Allin to register such shares for resale under the Securities Act of 1933, as amended.

     In the event that the number of shares of outstanding common stock is changed by any stock dividend, stock split or combination of shares at any time shares of Series G Preferred Stock are outstanding, the number of shares of common stock that may be acquired upon conversion of such outstanding Series G Preferred Stock will be proportionately adjusted. The conversion prices for the Series G Preferred Stock will be adjusted on a weighted average basis in the event of a dilutive issuance involving any sale of equity stock or stock equivalents of Allin at a price below the greater of the conversion price

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of the Series G Preferred Stock then in effect or 85% of the market value of the common stock. A "dilutive issuance," however, will not include any: (i) grants of options under any Allin stock option plan that has been approved by Allin's Board of Directors or any issuance of common stock as a result of the exercise of such options, provided that the exercise price of any such option is not less than the fair market value of the common stock on the date of the grant; (ii) issuance of common stock upon the conversion of any shares of preferred stock of Allin outstanding on September 29, 2000 or upon the conversion of any other convertible debt or other convertible securities of Allin outstanding on December 29, 2000; (iii) issuance of common stock upon the exercise of warrants outstanding on the September 29, 2000 and of the Series G Warrants; (iv) issuance of common stock upon conversion of shares of Series G Preferred Stock;
(v) issuance of common stock in connection with the acquisition by Allin of another business, or the stock or assets of another company (including shares of common stock that may be issued to pay any earn-out payments in connection with the acquisition); or (vi) firm commitment underwritten public offering of the common stock that results in gross proceeds to Allin of not less than $10,000,000.

     The discounted conversion feature of the Series G Preferred Stock represents a dividend to the holders of Series G Preferred Stock. Allin will record a dividend of $111,545 reflecting the 15% discount to market represented by the $1.16348 conversion price on December 29, 2000.

     Until December 29, 2001, if Allin proposes to sell any shares of its capital stock or any options or similar rights to acquire shares of its capital stock or securities convertible into or exchangeable for its capital stock, Allin must first offer each holder of Series G Preferred Stock the right to purchase such number of shares of the capital stock, options or other rights being sold in proportion to the number of shares of Series G Preferred Stock held by the holder, for the same price and on the same economic terms as the securities are being offered in such transaction. The pro rata preemptive rights will not apply to the following issuances or proposed issuances of securities by Allin: (i) grants of options under any Allin stock option plan that has been approved by Allin's Board of Directors or any issuance of capital stock as a result of the exercise of such options, provided that the exercise price of any such option is not less than the fair market value of the capital stock on the date of the grant; (ii) issuance of capital stock upon the conversion of any shares of preferred stock of Allin outstanding on December 29, 2000, including the Series G Preferred Stock, or upon the conversion of any other convertible debt or other convertible securities of Allin outstanding on December 29, 2000; (iii) issuance of capital stock upon the exercise of warrants outstanding on December 29, 2000, including the Series G Warrants; (iv) issuance of capital stock in connection with the acquisition by Allin of another business, or the stock or assets of another company (including shares of capital stock that may be issued to pay any earn-out payments in connection with the acquisition); (v) a firm commitment underwritten public offering of capital stock that is reasonably expected to result in gross proceeds to Allin of not less than $10,000,000; (vi) the issuance of capital stock pursuant to the declaration or payment of any dividend on the capital stock payable in shares of capital stock; (vii) the issuance of shares of capital stock upon exercise, exchange or conversion of options or rights to acquire capital stock or any securities convertible or exchangeable for capital stock; or (viii) securities offered to all holders of a particular class of outstanding capital stock on a pro rata basis whether pursuant to an exchange offer or otherwise.

     The Series G Warrants.  The per share exercise price under the Series G
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Warrants is $1.75.  Payment of the exercise price may be made in cash or by delivery to Allin of shares of Series C Redeemable Preferred Stock of Allin and/or Series D Convertible Redeemable Preferred Stock of Allin having an aggregate liquidation value plus accrued and unpaid dividends, if any, equal to the exercise price for the number of shares to be purchased upon exercise. The Series G Warrants will expire on December 29, 2005.

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     Assuming no change in the capitalization of Allin, the maximum number of shares of common stock that may be issued upon exercise of the Series G Warrants is 857,138 shares, which shares represent approximately 11.0% of the shares of common stock outstanding. The actual value of the shares actually issued, if any, will depend on the market value of the shares on the date of issuance.

     If Allin does issue any shares of common stock upon exercise of the Series G Warrants, the holders of such shares will have certain rights to require Allin to register such shares for resale under the Securities Act of 1933, as amended.

     In the event that the number of shares of outstanding common stock is changed by any stock dividend, stock split or combination of shares at any time the Series G Warrants are outstanding, the number of shares of common stock that may be acquired upon exercise of such outstanding Series G Warrants and the exercise price of such outstanding Series G Warrants will be proportionately adjusted. The number of shares of common stock for which the Series G Warrants may be exercised and the exercise price of the Series G Warrants will be adjusted on a weighted average basis in the event of a dilutive issuance involving any sale of equity stock or stock equivalents of Allin at a price below the greater of the exercise price of the Series G Warrants or 85% of the market value of the common stock. A "dilutive issuance," however, will not include any: (i) grants of options under any Allin stock option plan that has been approved by Allin's Board of Directors or any issuance of common stock as a result of the exercise of such options, provided that the exercise price of any such option is not less than the fair market value of the common stock on the date of the grant; (ii) issuance of common stock upon the conversion of any shares of preferred stock of Allin outstanding on the September 29, 2000 or upon the conversion of any other convertible debt or other convertible securities of Allin outstanding on the September 29, 2000; (iii) issuance of common stock upon the exercise of warrants outstanding on September 29, 2000 and of the Series G Warrants; (iv) issuance of common stock upon conversion of shares of Series G Preferred Stock; (v) issuance of common stock in connection with the acquisition by Allin of another business, or the stock or assets of another company (including shares of common stock that may be issued to pay any earn-out payments in connection with the acquisition); or (vi) firm commitment underwritten public offering of the common stock that results in gross proceeds to Allin of not less than $10,000,000.

     In addition, upon the occurrence of certain events, the holders of the Series G Warrants will have rights to purchase or receive shares of common stock or other exchange as if they had previously exercised the Series G Warrants.
For instance, in the event of a capital reorganization, consolidation or merger or the sale of all or substantially all of Allin's assets, the holders of the Series G Warrants will have the right to exercise the Series G Warrants and to receive the same kind and amount of securities, cash or property that they would have received if they had exercised the Series G Warrants immediately prior to such event. In the event of a reorganization or reclassification resulting in a change in the number or classes of shares of common stock issuable upon the exercise of the Series G Warrants, the holders of the Series G Warrants will have the right to purchase the kind and amount of shares and other exchange that they could have purchased if they had exercised the Series G Warrants immediately prior to such reorganization or reclassification. Moreover, if Allin makes a dividend or distribution of Allin's securities other than common stock or securities convertible into common stock, the holders of the Series G Warrants will have the right to exercise the Series G Warrants and to receive the amount of such securities that they would have received had they exercised the Series G Warrants on the date of such distribution. Similarly, if Allin dissolves, liquidates or winds up its affairs, the holders of the Series G Warrants can exercise the Series G Warrants and receive the same kind and amount of securities or assets as they would have received had they exercised the Series G Warrants prior to the record date for determining those stockholders entitled to receive such distribution.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Exhibits. The following exhibits are filed as part of this report:

4.1 Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series G Redeemable Preferred Stock of Allin Corporation.

4.2 Form of Warrant for purchasers of Series G Convertible Redeemable Preferred Stock of Allin Corporation.

10.1 Registration Rights Agreement dated December 29, 2000 by and among Allin Corporation and the holders of the Series G Convertible Redeemable Preferred Stock of Allin Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALLIN CORPORATION


Date: January 4, 2001                       /s/ Richard W. Talarico
                                            ----------------------------------
                                            Richard W. Talarico
                                            Chairman and Chief Executive Officer
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                                 EXHIBIT INDEX

4.1 Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series G Redeemable Preferred Stock of Allin Corporation.

4.2 Form of Warrant for purchasers of Series G Convertible Redeemable Preferred Stock of Allin Corporation.

10.1 Registration Rights Agreement dated December 29, 2000 by and among Allin Corporation and the holders of the Series G Convertible Redeemable Preferred Stock of Allin Corporation.